U.S. GLOBAL INVESTORS FUNDS

Global Emerging Markets Fund

SUPPLEMENT DATED JANUARY 1, 2011

TO THE PROSPECTUS DATED MAY 1, 2010

Effective January 1, 2011, Mr. Michael Ding will be joining the Global Emerging Markets Fund’s portfolio management team. The Fund Management section of the Summary Prospectus (page 3) and Statutory Prospectus (page 28) should be replaced with the following:

FUND MANAGEMENT

Investment Adviser: U.S. Global Investors, Inc.

Portfolio Managers: The fund is managed by a portfolio team consisting of Mr. Frank E. Holmes, Mr. John Derrick, Mr. Romeo Dator, Mr. Tim Steinle, and Mr. Michael Ding. Mr. Holmes has served as Chief Executive Officer and Chief Investment Officer of the fund since 2005; Mr. Derrick has served as portfolio manager of the fund since 2008; Mr. Dator has served as portfolio manager of the fund since 2008; Mr. Steinle has served as a portfolio manager of the fund since 2008; and Mr. Ding has served as portfolio manager of the fund since 2011.

The eighth paragraph of the Portfolio Managers section of the Statutory Prospectus (page 70) should be replaced with the following:

PORTFOLIO MANAGERS

The Global Emerging Markets Fund is managed by a portfolio team consisting of Mr. Holmes, Mr. Derrick, Mr. Steinle, Mr. Dator, and Mr. Ding. Mr. Ding has served as a portfolio manager of the Adviser since 2011.  Prior to that he was an analyst of the Adviser from December 2009 through December 2010, an independent analyst covering China equity and global commodities from January 2009 through December 2009, Director of Research and Investment Management with Altegris Investment Inc. from 2006 through 2008, and Vice President/China and Commodity Portfolio Manager with Abria Alternative Investments, Inc. from 2003 through 2006.